EXHIBIT 10.2


                       AMENDMENT NO. 1 TO CREDIT AGREEMENT


         THIS AMENDMENT AGREEMENT (this "Amendment No. 1"), dated as of March 20, 1998, among SYKES ENTERPRISES, INCORPORATED, a Florida corporation (the "Borrower"), MCQUEEN INTERNATIONAL LIMITED (the "Guarantor"), the various lending institutions parties hereto (each a "Lender" and collectively, the "Lenders"), and NATIONSBANK, N.A., a national banking association, as agent for the Lenders (in such capacity, the "Agent");


                              W I T N E S S E T H:


         WHEREAS, the Borrower, the Guarantor, the Lenders and the Agent entered into that certain Credit Agreement, dated as of February 27, 1998 (the "Existing Credit Agreement"); and

         WHEREAS, the Borrower, the Guarantor, the Lenders and the Agent have agreed to amend the Existing Credit Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereby agree as follows:

                                     PART I
                                   DEFINITIONS

         SUBPART 1.1. Certain Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment No. 1, including its preamble and recitals, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         "Amended Credit Agreement" means the Existing Credit Agreement as amended hereby.

         "Amendment No. 1 Effective Date" is defined in Subpart 3.1.

         SUBPART 1.2. Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment No. 1, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.


                                     PART II
                     AMENDMENTS TO EXISTING CREDIT AGREEMENT

         Effective on (and subject to the occurrence of) the Amendment No. 1 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II. Except as so amended, the Existing Credit Agreement, the Notes and the other Credit Documents shall continue in full force and effect.

         SUBPART 2.1 Amendments to Section 1. Section 1 of the Existing Credit Agreement is hereby amended by inserting, in the alphabetically appropriate place, the following definition:

                  "Amendment No. 1" means Amendment No. 1 to Credit Agreement, dated as of March 20, 1998, among the Borrower, the Guarantor, the Lenders and the Agent, amending this Credit Agreement as then in effect.


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
         SUBPART 2.2 Amendments to Section 8.1. Section 8.1 is amended by (a) deleting the reference to "and" at the end of subsection 8.1(g), (b) changing subsection 8.1(h) to subsection 8.1(i) and (c) adding the following subsection
(h):

                  (h) guaranty agreements executed by the Borrower guaranteeing obligations of Sykes Health Plan Services, Inc. to its lender or lenders provided the aggregate amount guaranteed thereunder shall not exceed $50,000,000 at any time outstanding; and

         SUBPART 2.3 Amendments to Section 8.4. Section 8.4 is amended in its entirety so that such Section now reads as follows:

                  Make an Investment in any Person except for (i) Investments which are consistent with the Borrower's investment policy set forth in
         Section 8.4 and (ii) an Investment of up to $20,000,000 in the aggregate in Sykes Health Plan Services, Inc.


                                    PART III
                           CONDITIONS TO EFFECTIVENESS

         SUBPART 3.1. Amendment No. 1 Effective Date. This Amendment shall be and become effective on such date (the "Amendment No. 1 Effective Date") on or prior to March 20, 1998, when all of the conditions set forth in this Subpart
3.1 shall have been satisfied, and thereafter, this Amendment No. 1 shall be known, and may be referred to, as "Amendment No. 1."

         SUBPART 3.1.1. Execution of Counterparts. The Agent shall have received counterparts of this Amendment No. 1, each of which shall have been duly executed on behalf of the Borrower, the Guarantor, the Agent and the Required Lenders.

         SUBPART 3.1.2. Legal Details, Etc. All documents executed or submitted pursuant hereto shall be reasonably satisfactory in form and substance to the Agent and its counsel. The Agent and its counsel shall have received all information, and such counterpart originals or such certified or other copies of such originals, as the Agent or its counsel may reasonably request, and all legal matters incident to the transactions contemplated by this Amendment No. 1 shall be reasonably satisfactory to the Agent and its counsel.


                                     PART IV
                                  MISCELLANEOUS

         SUBPART 4.1 Cross-References. References in this Amendment No. 1 to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment No. 1.

         SUBPART 4.2 Instrument Pursuant to Existing Credit Agreement. This Amendment No. 1 is a document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

         SUBPART 4.3 Credit Documents. The Borrower hereby confirms and agrees that the Credit Documents are, and shall continue to be, in full force and effect, and hereby ratifies and confirms in all respects its obligations thereunder, except that, upon the effectiveness of, and on and after the date of, this Amendment No. 1, all references in


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each Credit Document to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Existing Credit Agreement shall mean the Amended Credit Agreement.

         SUBPART 4.4 Counterparts, Effectiveness, Etc. This Amendment No. 1 may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SUBPART 4.5 Governing Law; Entire Agreement. THIS AMENDMENT NO. 1 SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

         SUBPART 4.6 Successors and Assigns. This Amendment No. 1 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         SUBPART 4.7 Representations and Warranties. The Borrower represents and warrants to the Agent and the Lenders that (i) the representations and warranties made in Section 6 of the Existing Credit Agreement are true and correct on and as of the Amendment No. 1 Effective Date as though made on such date and (ii) no Default or Event of Default has occurred and remains uncured as of the Amendment No. 1 Effective Date.








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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed by their respective duly authorized officers as of the day and year first above written.


                               SYKES ENTERPRISES, INCORPORATED


                               By
                                 ------------------------------------------

                               Title
                                    ---------------------------------------


                               MCQUEEN INTERNATIONAL LIMITED


                               By
                                 ------------------------------------------

                               Title
                                    ---------------------------------------


                               NATIONSBANK, N.A., individually in its
                               capacity as a Lender and in its capacity as Agent


                               By
                                 ------------------------------------------

                               Title
                                    ---------------------------------------


                               CREDIT LYONNAIS ATLANTA AGENCY


                               By
                                 ------------------------------------------

                               Title
                                    ---------------------------------------


                               BANQUE NATIONALE DE PARIS,
                               HOUSTON AGENCY


                               By
                                 ------------------------------------------

                               Title
                                    ---------------------------------------


                               FLEET NATIONAL BANK


                               By
                                 ------------------------------------------

                               Title
                                    ---------------------------------------


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                               THE FIRST NATIONAL BANK OF CHICAGO


                               By
                                 ------------------------------------------

                               Title
                                    ---------------------------------------


                               SUNTRUST BANK, TAMPA BAY


                               By
                                 ------------------------------------------

                               Title
                                    ---------------------------------------


                               SOUTHTRUST BANK, NATIONAL
                               ASSOCIATION


                               By
                                 ------------------------------------------

                               Title
                                    ---------------------------------------


                               FIRST UNION NATIONAL BANK


                               By
                                 ------------------------------------------

                               Title
                                    ---------------------------------------






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